UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934


Date of Report (Date of earliest event reported)   August 11, 2003
                                                --------------------------------


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                 333-106982                   06-1204982
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1285 Avenue of the Americas, New York, New York                         10019
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM  5. Other Events

      On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of the MASTR Adjustable Rate Mortgages Trust 2003-3, Mortgage Pass-Through Certificates, Series 2003-3, Class 1-A-1, Class 2-A-1, Class 3-A-1, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates").

      The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Structural and Collateral Term Sheets by reference in the Registration Statement.

      Any statement or information contained in the attached Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM  7. Financial Statements and Exhibits

         (c) Exhibits


         Item 601(a) of Regulation S-K

         Exhibit No.                Description
         -----------                -----------

         99.1 Structural Term Sheet prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages Trust 2003-3, Mortgage Pass- Through Certificates, Series 2003-3, Class 1-A-1, Class 2-A-1,
                                    Class 3-A-1, Class A-R, Class B-1, Class B-2 and Class B-3.


         99.2 Collateral Term Sheet prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages Trust 2003-3, Mortgage Pass-Through Certificates, Series 2003-3, Class 1-A-1, Class 2-A-1,
                                    Class 3-A-1, Class A-R, Class B-1, Class B-2 and Class B-3.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORTGAGE ASSET SECURITIZATION
                                       TRANSACTIONS, INC.


August 11, 2003
                                       By:    /s/ Glenn McIntyre
                                       -----------------------------------------
                                       Name:      Glenn McIntyre
                                       Title:     Associate Director


                                       By:    /s/ Steve Warjanka
                                       -----------------------------------------
                                       Name:      Steve Warjanka
                                       Title:     Associate Director

                                INDEX TO EXHIBITS




                                                                    Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

99.1              Structural Term Sheet                                 (E)
                  prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages
                  Trust 2003-3, Mortgage Pass-Through
                  Certificates, Series 2003-3, Class 1-A-1,
                  Class 2-A-1, Class 3-A-1, Class A-R,
                  Class B-1, Class B-2 and Class B-3.

99.2              Collateral Term Sheet                                 (E)
                  prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages
                  Trust 2003-3, Mortgage Pass-Through
                  Certificates, Series 2003-3, Class 1-A-1,
                  Class 2-A-1, Class 3-A-1, Class A-R,
                  Class B-1, Class B-2 and Class B-3.

                                      -5-